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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):          January 16, 2003
   ------------------------------------------------           ----------------



                                  POPULAR, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)




 COMMONWEALTH OF PUERTO RICO           NO. 0-13818              NO. 66-0416582
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



                      209 MUNOZ RIVERA AVENUE
                       HATO REY, PUERTO RICO                 00918
                    --------------------------------       ----------
                (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:   (787) 765-9800
                                                      --------------




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On January 16, 2003, Popular, Inc.(the "Corporation") announced in a news release its operational results for the quarter and year-ended December
31,2002. A copy of the Corporation's release, dated January 16, 2003, is attached hereto as Exhibit 99(a) and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         99(a) News release, dated January 16, 2003, announcing the
Corporation's consolidated earnings for the quarter and year-ended December 31, 2002.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   POPULAR, INC.
                                   -------------
                                    (Registrant)



Date:  January 17, 2003            By: S/Amilcar L. Jordan
                                      -----------------------------------------
                                   Name:  Amilcar L. Jordan, Esq.
                                   Title: Senior Vice President and Comptroller


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                                  EXHIBIT INDEX

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
Exhibit Number                                 Description
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
99(a)                              News release, dated January, 16, 2003